                                                                    EXHIBIT 28.5

               MONTHLY SERIES 2000-1 CERTIFICATEHOLDERS' STATEMENT
                      FIRST USA BANK, NATIONAL ASSOCIATION
                        WACHOVIA CREDIT CARD MASTER TRUST

     Listed below is the information which is required to be prepared with respect to the distribution date of May 15, 2002 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.   Information Regarding the Current Monthly Distribution (Stated on the
     ----------------------------------------------------------------------
     Basis of $1,000 Original Certificate Principal Amount)
     -----------------------------------------------------

     1.    The amount of the current monthly distribution in respect
           of Class A Monthly Principal                                                       $0.00

     2.    The amount of the current monthly distribution in respect
           of Class B Monthly Principal                                                       $0.00

     3.    The amount of the current monthly distribution in respect
           of Collateral Monthly Principal                                                    $0.00

     4.    The amount of the current monthly distribution in respect
           of Class A Monthly Interest                                                        $1.68

     5.    The amount of the current monthly distribution in respect
           of Class A Deficiency Amounts                                                      $0.00

     6.    The amount of the current monthly distribution in respect
           of Class A Additional Interest                                                     $0.00

     7.    The amount of the current monthly distribution in respect
           of Class B Monthly Interest                                                        $1.87

     8.    The amount of the current monthly distribution in respect
           of Class B Deficiency Amounts                                                      $0.00

     9.    The amount of the current monthly distribution in respect
           of Class B Additional Interest                                                     $0.00

     10.   The amount of the current monthly distribution in respect
           of Collateral Monthly Interest                                                     $2.22

     11.   The amount of the current monthly distribution in respect
           of any accrued and unpaid Collateral Monthly Interest                              $0.00

E.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.    Collection of Principal Receivables
           -----------------------------------

           (a)    The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were
                  allocated in respect of the Class A Certificates                   $61,147,759.33

           (b)    The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were
                  allocated in respect of the Class B Certificates                    $5,035,697.83

           (c)    The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which are
                  allocated in respect of the Collateral Interest                     $5,755,083.23

     2.    Principal Receivables in the Trust
           ----------------------------------

           (a)    The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly
                  Period                                                          $2,806,431,355.58

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
         (b)    The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 2000-1 as of the end of the day
                on the last day of the related Monthly Period                       $750,000,000.00

         (c)    The amount of Principal Receivables in the Trust represented by the Series 2000-1 Adjusted Investor Interest as of the end of
                the day on the last day of the related Monthly Period               $750,000,000.00

         (d)    The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on the
                last day of the related Monthly Period                              $637,500,000.00

         (e)    The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor Interest as of the end of day on
                the last day of the related Monthly Period                          $637,500,000.00

         (f)    The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on the
                last day of the related Monthly Period                               $52,500,000.00

         (g)    The amount of Principal Receivables in the Trust represented by the Collateral Interest as of the end of the date on the last
                day of the related Monthly Period                                    $60,000,000.00

         (h)    The Floating Investor Percentage with respect to the related
                Monthly Period                                                              26.6085%

         (i)    The Class A Floating Allocation with respect to the related
                Monthly Period                                                              85.0000%

         (j)    The Class B Floating Allocation with respect to the related
                Monthly Period                                                               7.0000%

         (k)    The Collateral Floating Allocation with respect to the related
                Monthly Period                                                               8.0000%

         (l)    The Fixed Investor Percentage with respect to the related
                Monthly Period                                                              26.6085%

         (m)    The Class A Fixed Allocation with respect to the related Monthly
                Period                                                                      85.0000%

         (n)    The Class B Fixed Allocation with respect to the related Monthly
                Period                                                                       7.0000%

         (o)    The Collateral Fixed Allocation with respect to the related
                Monthly Period                                                               8.0000%

   3.    Delinquent Balances
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                    Aggregate                            Percentage
                                                     Account                               of Total
                                                     Balance                            Receivables
                                                     -------                            -----------

         (a)    30 - 59 days:                       $23,292,834.61                           0.8212%
                                                    --------------
         (b)    60 - 89 days:                       $14,881,661.50                           0.5247%
                                                    --------------
         (c)    90 - or more days:                  $27,191,235.55                           0.9586%
                                                    --------------
                                       Total:       $65,365,731.66                           2.3045%
                                                    --------------


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
         4.    Investor Default Amount
               -----------------------

               (a)    The Aggregate Investor Default Amount for the related Monthly Period                   $3,146,906.17

               (b)    The Class A Investor Default Amount for the related Monthly Period                     $2,674,870.24

               (c)    The Class B Investor Default Amount for the related Monthly Period                       $220,283.43

               (d)    The Collateral Default Amount for the related Monthly Period                             $251,752.49

         5.    Investor Charge Offs
               --------------------

               (a)    The aggregate amount of Class A Investor Charge-Offs for the related
                      Monthly Period                                                                                 $0.00

               (b)    The aggregate amount of Class A Investor Charge-Offs set forth in 5 (a) above per
                      $1,000 of original Certificate principal amount                                                $0.00

               (c)    The aggregate amount of Class B Investor Charge-Offs for the related
                      Monthly Period                                                                                 $0.00

               (d)    The aggregate amount of Class  B Investor Charge-Offs set forth
                      in 5 (c) above per $1,000 of original certificate principal amount                             $0.00

               (e)    The aggregate amount of Collateral Charge-Offs for the related Monthly Period                  $0.00

               (f)    The aggregate amount of Collateral Charge-Offs set
                      forth in 5 (e) above per $1,000 of original certificate principal amount                       $0.00

               (g)    The aggregate amount of Class A Investor Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                              $0.00

               (h)    The aggregate amount of Class A Investor Charge-Offs set
                      forth in 5 (g) above per $1,000 original certificate
                      principal amount reimbursed on the Transfer Date immediately preceding                         $0.00
                      this Distribution Date

               (i)    The aggregate amount of Class B Investor Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                              $0.00

               (j)    The aggregate amount of Class B Investor Charge-Offs set
                      forth in 5 (i) above per $1,000 original certificate
                      principal amount reimbursed on the Transfer Date immediately preceding this                    $0.00
                      Distribution Date

               (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                              $0.00

               (l)    The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date
                      immediately preceding Distribution Date                                                        $0.00

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
         6.    Investor Servicing Fee
               ----------------------

               (a)    The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
                      the related Monthly Period                                                                      $265,625.00

               (b)    The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
                      the related Monthly Period                                                                       $21,875.00

               (c)    The amount of the Collateral Interest Servicing Fee payable
                      by the Trust to the Servicer for the related Monthly Period                                      $25,000.00

         7.    Reallocations
               -------------

               (a)    The amount of Reallocated Collateral Principal Collections with respect to
                      this Distribution Date                                                                                $0.00

               (b)    The amount of Reallocated Class B Principal Collections with respect to this
                      Distribution Date                                                                                     $0.00

               (c)    The Collateral Interest as of the close of business on this Distribution Date                $60,000,000.00

               (d)    The Class B Investor Interest as of the close of business on this Distribution Date          $52,500,000.00

         8.    Collection of Finance Charge Receivables
               ----------------------------------------

               (a)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Class A Certificate                                          $7,851,814.38

               (b)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Class B Certificates                                           $646,620.01

               (c)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Collateral Interest                                            $738,994.29

         9.    Principal Funding Amount
               ------------------------

               (a)    The principal amount on deposit in the Principal Funding Account on the
                      related Transfer Date                                                                                 $0.00

               (b)    The Accumulation Shortfall with respect to the related Monthly Period                                 $0.00

               (c)    The Principal Funding Investment Proceeds deposited in the Finance Charge Account                     $0.00
                      on the related Transfer Date

               (d)    The amount of all or the portion of the Reserve Draw Amount deposited in the
                      Finance Charge Account on the related Transfer Date from the Reserve Account

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
         10.   Reserve Draw Amount                                                                                        $0.00
               -------------------

         11.   Available Funds
               ---------------

               (a)    The amount of Class A Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                                $7,851,814.38

               (b)    The amount of Class B Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                                  $646,620.01

               (c)    The amount of Collateral Available Funds on deposit in the Finance Charge Account
                      on the related Transfer Date                                                                  $738,994.29

         12.   Portfolio Yield
               ---------------

               (a)    The Portfolio Yield for the related Monthly Period                                                10.7448%

               (b)    The Portfolio Adjusted Yield for the related Monthly Period                                        6.4276%

F.       Floating Rate Determinations
         ----------------------------

         1.    LIBOR for the interest Period ending on this Distribution Date                                           1.86000%


         First USA Bank,
         National Association
         Servicer

                 By: /s/ Tracie Klein
                     ------------------------------
                     Name:  Tracie H. Klein
                     Title: First Vice President

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